As filed with the Securities and Exchange Commission on December 11, 2000

                                                      Registration No. 333-

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               ------------------

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                               ------------------

                                VIVENDI UNIVERSAL
             (Exact name of registrant as specified in its charter)

                 FRANCE                                   NONE
      (State or other jurisdiction                  (I.R.S. Employer
   of incorporation or organization)               Identification No.)

    42, AVENUE DE FRIEDLAND, 75380 PARIS CEDEX 08 FRANCE, 33 (1) 71 71 10 00
                    (Address of Principal Executive Offices)
                               ------------------

                          VIVENDI 10 STOCK OPTION PLAN
                            (Full Title of the Plan)
                               ------------------

                                  MICHEL AVENAS
                              VIVENDI NORTH AMERICA
                                800 THIRD AVENUE
                            NEW YORK, NEW YORK 10022
                                 (212) 702-3184
 (Name, address and telephone number, including area code, of agent for service)
                               ------------------

                                   COPIES TO:
         DAVID A. KATZ                                 JEAN-FRANCOIS PRAT
 WACHTELL, LIPTON, ROSEN & KATZ                           BREDIN PRAT
      51 WEST 52ND STREET                             130, RUE DU FAUBOURG
    NEW YORK, NEW YORK 10019                              SAINT-HONORE
        (212) 403-1000                                 PARIS, 75008 FRANCE
                                                        33 (1) 40 74 6860

                         CALCULATION OF REGISTRATION FEE

==========================================================================================

        TITLE OF              AMOUNT        PROPOSED     PROPOSED MAXIMUM
       SECURITIES              TO BE        MAXIMUM          AGGREGATE        AMOUNT OF
    TO BE REGISTERED       REGISTERED(1)    OFFERING      OFFERING PRICE    REGISTRATION
                                             PRICE                             FEE(2)
                                           PER SHARE

Ordinary Shares, with a       300,000       $63.81         $19,143,000        $5,054
nominal value of [EURO]5.50
per share (3)
------------------------------------------------------------------------------------------

(1) The amount to be registered includes shares to be sold under the plan to plan participants.
(2) Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(h) promulgated under the Securities Act of 1933, as amended.
(3) The ordinary shares being registered hereby maybe represented by the Registrant's American Depositary Shares. A separate Registration Statement on Form F-6, as amended, was filed in connection with the Vivendi Universal American Depositary Shares. Each of the Registrant's American Depositary Shares currently represents one ordinary share of the Registrant.

================================================================================

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(A) PROSPECTUS
              ----------------------------------------------------

      The documents containing the information specified in Part I of Form S-8 will be sent or given to participating employees as specified in Rule 428(b)(1) of the Securities Act of 1933, as amended (the "Securities Act"), in accordance with the rules and regulations of the United States Securities and Exchange Commission (the "Commission"). Such documents are not being filed with the Commission either as part of this Registration Statement or as prospectuses or prospectus supplements pursuant to Rule 424. These documents and the documents incorporated by reference into this Registration Statement pursuant to Item 3 of
Part II of this Registration Statement, taken together, constitute a prospectus that meets the requirements of Section 10(a) of the Securities Act.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT
               --------------------------------------------------

ITEM 3.           INCORPORATION OF DOCUMENTS BY REFERENCE.
                  ---------------------------------------

      The following documents previously filed with the Commission by Vivendi Universal SOCIETE ANONYME organized under the laws of the Republic of France ("Vivendi Universal") are incorporated herein by reference and shall be deemed a part hereof:

        (a) the prospectus filed on November 2, 2000 with the Commission by the Registrant pursuant to Rule 424(b) under the Securities Act; and

        (b)         Vivendi Universal's Registration Statement on Amendment No.
2 to Form 20-F (File No. 001-16113) filed on December 11, 2000 (the "Form
20-F");

      All documents filed by the Registrant pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act") subsequent to the effective date of this Registration Statement, prior to the filing of a post-effective amendment to this Registration Statement indicating that all Securities offered have been sold or registering all securities then remaining unsold, shall be deemed to be incorporated by reference herein or in any statement contained in a document to be incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

ITEM 4.           DESCRIPTION OF SECURITIES.

      Not applicable.

ITEM 5.           INTERESTS OF NAMED EXPERTS AND COUNSEL.
                  --------------------------------------

      None.

ITEM 6.           INDEMNIFICATION OF DIRECTORS AND OFFICERS.
                  -----------------------------------------
      Vivendi Universal has provided for the indemnification of its directors and officers with respect to general civil liability which they may incur with their activity on behalf of Vivendi Universal.

      Vivendi Universal maintains insurance, at its own expense, to protect itself and any director, officer, employee or agent of Vivendi Universal or of any other entity affiliated with Vivendi Universal against any civil liability, loss or expense, other than liability arising out of willful misconduct.

ITEM 7.           EXEMPTION FROM REGISTRATION CLAIMED.
                  -----------------------------------

      Not applicable.

ITEM 8.           EXHIBITS.
                  --------
      Unless otherwise indicated below as being incorporated by reference to another filing of Vivendi Universal with the Commission, each of the following is filed herewith:
  EXHIBIT
  NUMBER                                DESCRIPTION
----------  --------------------------------------------------------------------
    4.1 Vivendi Universal Restated Corporate STATUTS (unofficial English translation) (previously filed as an Exhibit to Vivendi Universal's Amendment No. 2 on Form 20-F filed on December 11, 2000 (Registration No. 001-16113) and incorporated herein by reference)
    4.2 Deposit Agreement dated as of April 19, 1995, as amended and restated as of September 11, 2000, as further amended and restated as of December 8, 2000 among Vivendi Universal, The Bank of New York, and all Owners and Beneficial Owners from time to time of American Depositary Receipts issued hereunder (previously filed as an Exhibit to Vivendi Universal's Registration Statement on Amendment No. 2 to Form 20-F filed on December 11, 2000 (Registration No. 001-16113) and incorporated herein by reference)
    5.1 Opinion, dated December 8, 2000, of Jean-Francois Dubos with respect to the validity of the securities being offered
   23.1 Consent of RSM Salustro Reydel and Barbier Frinault & Cie, a member firm of Arthur Andersen
   23.2     Consent of RSM Salustro Reydel
   23.3 Consent of RSM Salustro Reydel and Barbier Frinault & Cie, a member firm of Arthur Andersen
   23.4     Consent of PricewaterhouseCoopers LLP
   23.5 Consent of Jean-Francois Dubos (included in the opinion filed as exhibit 5.1)
   24.1 Powers of Attorney (included on the signature page to this Registration Statement)

ITEM 9.           UNDERTAKINGS.

        (a)     The undersigned registrant hereby undertakes:

                (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                        (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

                        (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof ) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement;

                        (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

        PROVIDED, HOWEVER, that paragraphs (a)(1)(i) and (a)(1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the registrant pursuant to
        Section 13 or 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in this registration statement.

                (2) that, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof; and

                (3) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

        (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial BONA FIDE offering thereof.

        (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES
                                   ----------

      Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing this Registration on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Paris, France, on this 11th day of December, 2000.

                              VIVENDI UNIVERSAL






                              By:    /s/ Jean-Marie Messier
                                  --------------------------------------
                                  Name:  Jean-Marie Messier
                                  Title:    Chairman and Chief Executive Officer


      We, the undersigned officers and directors of Vivendi Universal, hereby severally constitute and appoint Jean-Marie Messier, Guillaume Hannezo and Jean-Francois Dubos and each of them (with full power to act alone), our true and lawful attorney-in-fact and agent with full power to him singly to sign for us and in our names in the capacities indicated below this filed herewith and any and all pre-effective and post-effective amendments to said Registration Statement, and, in connection with any registration of additional securities, to sign any abbreviated registration statement and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, in each case, with the Commission, and generally to do all such things in our names and on our behalf in our capacities as officers and directors to enable Vivendi Universal to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Commission, hereby ratifying and confirming our signatures as they may be signed by our said attorney to said Registration Statement and any and all amendments thereto.

      Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities held on December 11, 2000.

                   SIGNATURE                        TITLE
        -------------------------------  ---------------------------


         /s/ Jean-Marie Messier          Director and Principal Executive
        -------------------------------  Officer
        Jean-Marie Messier


        /s/ Guillaume Hannezo            Principal Financial and Principal
        -------------------------------  Accounting Officer
        Guillaume Hannezo

                   SIGNATURE                        TITLE
        -------------------------------  ---------------------------

         /s/ Eric Licoys                 Director
        -------------------------------
        Eric Licoys


        /s/ Bernard Arnault              Director
        -------------------------------
        Bernard Arnault


        /s/ Jean-Louis Beffa             Director
        -------------------------------
        Jean-Louis Beffa


        /s/ Jean-Marc Espalioux          Director
        -------------------------------
        Jean-Marc Espalioux


                                         Director
        -------------------------------
        Philippe Foriel-Destezet


        /s/ Jacques Friedman             Director
        -------------------------------
        Jacques Friedmann


        /s/ Henri Lachmann               Director
        -------------------------------
        Henri Lachmann


                                         Director
        -------------------------------
        Thomas Middelhoff


                                         Director
        -------------------------------
        Simon Murray


        /s/ Serge Tchuruk                Director
        -------------------------------
        Serge Tchuruk


        /s/ Rene Thomas                  Director
        -------------------------------
        Rene Thomas


                                         Director
        -------------------------------
        Marc Vienot


                                         Director
        -------------------------------
        Esther Koplowitz

                   SIGNATURE                        TITLE
        -------------------------------  ---------------------------

                                         Director
        -------------------------------
        Edgar M. Bronfman


                                         Director
        -------------------------------
        Charles R. Bronfman


        /s/ Edgar M. Bronfman, Jr.       Director
        -------------------------------
        Edgar Bronfman, Jr.


                                         Director
        -------------------------------
        Richard H. Brown


                                         Director
        -------------------------------
        Andre Desmarais


        /s/ Pierre Lescure               Director
        -------------------------------
        Pierre Lescure


        /s/ Michel Avenas                Authorized Representative in
        -------------------------------  the United States
        Michel Avenas

  EXHIBIT
  NUMBER                                DESCRIPTION
----------  --------------------------------------------------------------------
    4.1 Vivendi Universal Restated Corporate STATUTS (unofficial English translation) (previously filed as an Exhibit to Vivendi Universal's Amendment No. 2 on Form 20-F filed on December 11, 2000 (Registration No. 001-16113) and incorporated herein by reference)
    4.2 Deposit Agreement dated as of April 19, 1995, as amended and restated as of September 11, 2000, as further amended and restated as of December 8, 2000 among Vivendi Universal, The Bank of New York, and all Owners and Beneficial Owners from time to time of American Depositary Receipts issued hereunder (previously filed as an Exhibit to Vivendi Universal's Registration Statement on Amendment No. 2 to Form 20-F filed on December 11, 2000 (Registration No. 001-16113) and incorporated herein by reference)
    5.1 Opinion, dated December 8, 2000, of Jean-Francois Dubos with respect to the validity of the securities being offered
   23.1 Consent of RSM Salustro Reydel and Barbier Frinault & Cie, a member firm of Arthur Andersen
   23.2     Consent of RSM Salustro Reydel
   23.3 Consent of RSM Salustro Reydel and Barbier Frinault & Cie, a member firm of Arthur Andersen
   23.4     Consent of PricewaterhouseCoopers LLP
   23.5 Consent of Jean-Francois Dubos (included in the opinion filed as exhibit 5.1)
   24.1 Powers of Attorney (included on the signature page to this Registration Statement)